                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                                   FORM 8-K



               Current Report Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  July 1, 1998
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                                  AMDL, Inc.
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            (Exact name of registrant as specified in its charter)



         Delaware                33-23786-LA                          87-0188822
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(State or other jurisdiction     (Commission File Number)            (IRS Employer Identifica-
 of incorporation)                                                    tion No.)
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          14272 Franklin Avenue, Suite 106, Tustin, CA    92780-7039
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           (Address of principal executive offices)       (Zip Code)



Registrant's telephone number, including area code:    (714) 505-4460
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         (Former name or former address, if changed since last report)
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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

      Not applicable.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

      Note applicable.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

      Not applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

      Not applicable.

ITEM 5.  OTHER EVENTS.

      On July 1, 1998, AMDL approved a plan to pay on a current basis 50 percent of the salaries for three of AMDL's top executives -- That T. Ngo, Ph.D., President and Chief Executive Officer, Harry Berk, Vice President and Chief
Financial Officer, and Thomas V. Tilton, Director, Corporate Development -- effective July 16, 1998. The other 50 percent accrues and is payable out of the proceeds of future financings. The Board also reduced its compensation by 50 percent.

      AMDL also announced other stringent internal belt-tightening measures to attempt to ensure that AMDL will have the cash necessary to move forward to market and distribute its two proprietary products that recently completed successful major clinical trials.

      AMDL previously filed a 510(k) submission with the U.S. Food and Drug
Administration requesting clearance to market in the United States its PyloriProbe(TM) diagnostic test for the detection of the antibodies to the bacterium known to cause gastric and duodenal ulcers and, if untreated, stomach cancer.

      AMDL has also completed a major clinical trial in China with its proprietary DR-70(TM) immunoassay kit, showing the test is capable of detecting
13 different cancers with a degree of specificity and sensitivity believed to be superior to any other tumor marker now on the market. AMDL is working in cooperation with our Chinese distributor to obtain permission to market this kit in China. ADML also recently began marketing OEM diagnostic kits, made to AMDL specifications by other manufacturers. These products which complement AMDL's proprietary products are now generating some limited sales.

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

      Not applicable.

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

      Not applicable.



ITEM 8.  CHANGE IN FISCAL YEAR.

      Not applicable.




                                   SIGNATURE



      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     AMDL, INC.
                                     (Registrant)



Date:  July  13, 1998                By: /s/ THAT T. NGO
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                                     That T. Ngo, Ph.D., Chief Executive Officer

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